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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549






                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                            Date of Report:  July 30, 1997



                           ACADEMIC COMPUTER SYSTEMS, INC.
                  (Exact name of Registrant as specified in charter)



  New Jersey                  2-31876              22-1848316
(State or other         (Commission File No.)    (IRS Employer
jurisdiction of                                   Identification
incorporation)                                        Number)



c/o Unity Venture Capital Associates Ltd.
245 Fifth Avenue, Suite 1500                            10016
New York, New York                                   (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (212) 696-4282












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Item 1.  Changes in Control of Registrant.


         On May 21, 1997, Unity Venture Capital Associates Ltd. ("Unity"), a private venture capital firm, acquired 454,000 shares of Registrant's issued and outstanding Common Stock (the "ACS Stock"), representing approximately 50.02% of Registrant's then issued and outstanding shares of Common Stock, from, collectively, Milton Fisher, Registrant's President and principal stockholder, and A.D. Gilhart & Co. Inc. Profit Sharing Pension Plan, an affiliate of Mr. Fisher.

         Unity paid $.70 per share or an aggregate of $317,800 for the ACS Stock, which funds came from Unity's own cash resources.

         Concurrently with Unity's acquisition of the ACS Stock, Mr. Fisher, together with Herman V. Traub and Joseph Kaminsky, who, collectively, comprised Registrant's Board of Directors, resigned as directors of Registrant. Messrs. Fisher and Traub also resigned as President and as Secretary-Treasurer, respectively, of Registrant.

         Lawrence Burstein, Unity's President and principal stockholder, and Steven Millner assumed the respective offices of Registrant's President and Secretary-Treasurer upon the resignations of Messrs. Fisher and Traub. Messrs. Burstein and Millner, together with John Cattier, now comprise Registrant's Board of Directors.

         Mr. Burstein, age 54, has been President of Unity since its inception in February 1996. For approximately 10 years prior thereto, Mr. Burstein was the President and a principal stockholder of Trinity Capital Corporation ("Trinity"), a private investment banking concern which ceased operations upon the formation of Unity. Mr. Burstein is a director of five public companies, being, respectively, T.HQ Inc., USCI Inc., Brazil Fast Food Corp., CAS Medical Systems, Inc. (a manufacturer of blood pressure monitors and other medical products principally for the neo-natal market) and The MNI Group Inc. (a developer and marketer of specially formulated medical foods and pet products). Mr. Burstein received an LL.B. from Columbia Law School.

         Steven Millner, age 36, is and since 1989 has been a partner of Dalessio Millner & Leben, certified public accountants. Prior to 1989, Mr. Millner was employed by BDO Seidman, certified accountants as an audit manager. Mr. Millner received a BS from Bentley College.

         John Cattier, age 65, has been an independent consultant since January 1985. From 1957 to December 1984, Mr. Cattier was associated with White Weld & Co., investment bankers, serving as a general partner, and with Credit Suisse White Weld (which subsequently became Credit Suisse First Boston), investment bankers, in various capacities. Mr. Cattier, who was both a

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director and stockholder of Trinity for at least five years prior to its cessation of operations, is a director of Pacific Assets Trust PLC, a United Kingdom investment trust, and Chairman of the Board of Directors of Heptagon Investments Limited, an investment company. Mr. Cattier received a B.A. from Yale University.

         Registrant's Board of Directors will seek to use Registrant as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other similar business combination (a "Business Combination") with an operating business (a "Target Business") which the Board believes has significant growth potential. Registrant's efforts in identifying a prospective Target Business will concentrate upon the following industries: (i) the manufacture of analytical and controlling equipment, chemicals and allied products, electronic equipment and medical instrumen-tation; (ii) health services (including HMOs, laboratories and nursing homes); (iii) environmental services and products; (iv) engineering and construction; (v) wholesale and retail distribution (including discount operations) of home furnishings, office supplies, computers and related products, medical equipment and supplies, apparel and accessories, automotive parts and supplies and food and beverage products; (vi) internet and other new media products and services; and (vii) communications and entertainment.

         Mr. Burstein has been President and a principal stockholder of eight "blank check" companies (i.e., a company that has no specific business plan or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company), all but one of which as of the date hereof has both publicly sold its equity securities to finance a Business Combination with a Target Business (an "IPO") and subsequently consummated a Business Combination. Certain information with respect to each such "blank check" company, IPO and Business Combination is set forth below:


                                                                                                        Approximate
                                                                                                         Percentage
                            Date of IPO and    Date of                                                   of Target
Name of "Blank Check"      Approximately Net  Business                                                    Business  Trading Market
      Company                  Proceeds      Combination        Name and Nature of Target Business        Acquired  (Ticker Symbol)
---------------------      ----------------- -----------   -------------------------------------------- ----------- ---------------

RT Associates Inc.           April 1987--     March 1988   Bloc Development Corp.--Software development      48%    NYSE (GML)(1)
                              $2,250,000

RT Acquisition             September 1988--   April 1990   Polyvision Corporation--Manufacture and sale      20%    AMEX (PLI)
   Associates Inc.            $1,525,000                     of vision projection systems, architectural
                                                             building panels, modular partitions and
                                                             office products

Trinity Acquisition Corp.    August 1990--    August 1991  T-HQ Inc.--Design and marketing of Nintendo       50%    Nasdaq SmallCap
                              $2,250,000                     SEGA games                                               Market
                                                                                                                      (TOYH)

Trinity Capital Enterprise September 1991--   August 1993  SubMicron Systems Corporation--Semi-conductor     37%    Nasdaq National
   Corp.                      $9,000,000                     capital equipment manufacturer                           Market
                                                                                                                      (SUBM)

Trinity Capital               May 1992--     November 1993 Alliance Entertainment Corp.--Distribution of     20%    NYSE (CDS)(2)
   Opportunity Corp.          $21,750,000                    pre-recorded music, accessories and
                                                             entertainment related products

Trinity Six Inc.             August 1993--     May 1995    USCI Inc.--Centralized automated computer-based   48%    Nasdaq National
                              $9,000,000                     cellular telephone activation systems                    Market
                                                                                                                      (USCM)

Trinity Americas Inc.       February 1994--   March 1996   Brazil Fast Food Corp.--Owner and operator of     43%    Nasdaq SmallCap
                              $9,000,000                     hamburger fast food restaurants in Brazil                Market
                                                                                                                      (BOBS)

Unity First Acquisition     November 1996--  ____________  Target Business not as yet identified             __%    _______________
   Corp.                      $7,500,000



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_________________
(1) Bloc Development Corp. was acquired by Global Direct Mail Corp., now known as Tiger Direct Inc. ("Tiger Direct"), in 1995. On November 30, 1995, Tiger Direct ceased to be a reporting company under the Securities Exchange Act of 1934, as amended.

(2) Alliance Entertainment Corp. initiated a voluntary reorganization proceeding under Chapter 11 of the Federal Bankruptcy Code in July 1997.


         There can be no assurances that Registrant will be able to locate a suitable Target Business, to effect a Business Combina-tion, or to secure additional financing if required to effect a Business Combination. Further, there can be no assurance that the type of business or the performance of a Target Business subsequent to the consummation, if any, of a Business Combination will be similar to that of these other "blank check" companies.



Item 7.  Financial Statements and Exhibits.

         1.   Financial Statements.

              Inapplicable.


         2.   Pro Forma Financial Information.

              Inapplicable.


         3.   Exhibits.

              99.1 Stock Purchase Agreement dated May 21, 1997 among Unity Venture Capital Associates Ltd., Milton Fisher and A.D. Gilhart & Co. Inc. Profit Sharing Pension Plan

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 30, 1997             ACADEMIC COMPUTER SYSTEMS INC.
                                       (Registrant)


                                  By:  /s/Lawrence Burstein
                                        Lawrence Burstein
                                        President